UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2019
F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111
Timberville, Virginia 22853
(540) 896-8941
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company o

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Item 5.07.
Submission of Matters to a Vote of Security Holders.

F & M Bank Corp. (the “Company”) held its Annual Meeting of Shareholders on May 11, 2019 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company elected four directors to serve three-year terms, elected one director to serve a two year term, approved the ratification of the appointment of Yount, Hyde & Barbour P.C. as the Company’s independent auditors for the year ending December 31, 2019, approved the non-binding resolution to endorse the Company’s executive compensation program and approved a one year cycle on the frequency of future advisory votes on executive compensation. The voting results for each proposal are as follows:

1.
Election of four directors to each serve a three-year term expiring at the 2022 Annual Meeting:

	For	Withhold	Broker Non-Vote
Edward Ray Burkholder	1,591,115	17,285	822,299
Larry A. Caplinger	1,597,172	11,228	822,299
Michael W. Pugh	1,596,812	11,588	822,299
Christopher S. Runion	1,579,769	28,631	822,299

Election of one director to serve a two-year term expiring at the 2021 Annual Meeting:

Mark C. Hanna	1,595,371	13,029	822,299

2.
Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent public accountants for the year ending December 31, 2019:

For	Against	Abstain
2,416,218	4,216	10,265

3.
Approval, in an advisory (non-binding) vote, of the named executive officers’ executive compensation disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Vote
1,497,001	51,360	60,039	822,299

4.
Approval, in an advisory (no-binding) vote, of the frequency of future advisory (non-binding) vote on executive compensation.

1 Year	2 Year	3 Year	Abstain
1,455,222	57,125	46,433	49,620

       In accordance with the voting results for this proposal, the Company’s Board of Directors has determined that future shareholder advisory votes on executive compensation will be held every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

Date: May 11, 2019	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Operating Officer